Where Intelligence Meets Infrastructure® Investor Presentation February & March 2020

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including statements regarding go-to-market strategies, operational excellence, acceleration of new product development, continued growth in end markets, net sales growth, organic adjusted operating income and adjusted EBITDA growth, capital expenditure plans, litigation outcomes, capital allocation and growth strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, market and competitive conditions, cyclical and changing demand in core markets such as municipal spending, residential and non-residential construction, and natural gas distribution, manufacturing and product performance, expectations regarding higher volumes, continued execution of cost productivity initiatives and improved pricing, warranty exposures (including the adequacy of warranty reserves), the potential impact of coronavirus on our operations and results, such as government-mandated facility closures, other manufacturing restrictions, logistical challenges and supply chain interruptions, and health and safety issues for our operations both within and outside of China, failure to achieve expected cost savings, sales growth, profitability improvements and manufacturing efficiencies from our large capital projects in Chattanooga and Kimball, Tennessee and Decatur, Illinois, changing regulatory, trade and tariff conditions, the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recently filed Annual Report on Form 10-K, and in any subsequent quarterly reports on Form 10-Q. Undue reliance should not be placed on any forward- looking statements. The Company does not intend to update forward-looking statements, except as required by law. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS END MARKETS* FISCAL YEAR 2019 • Founded 160 years ago as of December 31, 2019 <10% Natural gas utilities % of • Spun off from Walter $ in millions Total Industries in 2006 Net sales $987.9 60-65% • Listed on NYSE (MWA) Repair and replacement Infrastructure $891.9 90.3% of municipal water June 1, 2006 systems Technologies $96.0 9.7% • Divested U.S. Pipe (April 25-30% 2012) and Anvil (Jan. % of Residential 2017) Net Sales construction Adjusted operating income $148.6 15.0% • Acquired Singer Valve (Feb. 2017) and Krausz Adjusted EBITDA $204.4 20.7% Industries (Dec. 2018) • Paid and settled Walter * End market data based on company estimates and includes all sales for Tax Liability for $22.2 Infrastructure and Technologies segments. million with no future obligations (Nov. 2019) 4

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing facilities, equipment and TO DELIVER MARGIN EXPANSION processes to drive margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 5

Focused Strategy and Execution Driving Results 6

Products and Markets

Our Leading Product Positions FIRE IRON GATE BUTTERFLY BRASS HYDRANTS VALVES VALVES PRODUCTS PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane Company estimates based on internal analysis and information from trade associations and distributor networks, where available. 8

Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base 9

U.S. Water Infrastructure Requires Substantial Long-Term Investment

REPAIR & REPLACEMENT MARKET

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment[(1)]
- ASCE graded drinking water infrastructure a D[(2)]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair[(3)]



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[(4)]



TREATMENT
$72B
STORAGE
$39B
SOURCE
$21B
OTHER
$4B
TRANSMISSION & DISTRIBUTION
$248B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

MUELLER Mueller Water Products 10

Funding Water Infrastructure Repair Water Utilities in North America Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. • For U.S. utilities, 96% funded at state and local government level(2) (1) and Canada • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400(3) • Around 1,100 water utilities, <2.5% of the total, serve (1) • CPI for water and sewerage maintenance increased 3.1% for 12 months ended approximately 60% of the estimated population served (>200M) January 2020(4) • U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Distribution of Water Utilities in North America(1) Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) Estimated % of Market Tier # Water % of Total Population Population Historical Water Rates vs. Other Utilities(4) (by population served) Utilities Utilities Served Served >250,000 158 0.3% 109.3M 32.1% CPI Utilities 500 (NSA 1982-1984 = 100) 50,000 – 250,000 981 1.9% 93.3M 27.4% 400 3,300 – 50,000 8,725 17.2% 109.9M 32.3% 300 <3,300 40,889 80.6% 27.7M 8.1% 200 100 0 (1) Bluefield Research 2019, Water Industry 4.0 Focus Report (2) RAND Corporation 2017 Report titled “Not Everything is Broken” 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 (3) American Water Works Association 2016 Water and Wastewater Rate Survey CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items (4) Bureau of Labor Statistics as of January 2020 11

Strong Need for Digital Water Solutions

Black & Veatch 2018 Strategic Directions in the U.S. Water Industry

"The true value of digital water emerges when we move from data harvesting to data science. Collecting information is good. Using data to make better decisions and plan for a safe and abundant supply is game-changing."

Key Drivers for Digital Water Solutions

Aging Infrastructure and Non-Revenue Water

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970[1]
- 240,000 water main breaks per year with 27% increase in break rates since 2012[2,3]
- Up to 30% of treated water is lost or unaccounted for in the water system[4]
- Growing number of states requiring water loss audits[5]

Water Scarcity and Sustainability

- Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management
- 24% of U.S. experiencing drought or abnormally dry conditions[6]
- Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets

Population Growth and Consumer Awareness

- Population growth and migration trends leading to increased urbanization
- Increasing consumer awareness and demand for water quality and usage information
- Need for ongoing monitoring outside of treatment plants and pump stations

Overall digital water market is expected to grow at a 6.5% compound annual growth rate between 2019 and 2030, as forecasted by Bluefield Research[1]

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report. Estimated CAGR of 6.5% for North American Digital Water Market between 2019 and 2030.
(2) EPA Aging Water Infrastructure Research Program
(3) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University. "Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year
(4) Navigant Research
(5) National Resource Defense Council
(6) U.S. Drought Monitor as of February 18, 2020 (includes contiguous 48 states)

MUELLER Mueller Water Products 12

Broad-line of Technology-enabled Products

- Currently have a number of products addressing these segments, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

Digital Water Category	Growth vs. Total Digital Water Market[(1)]
Metering & Customer Management	–
Network Management	++
Work & Asset Management	+
Plant Management	– – – –
Information Management	++++

Current Product Offerings



AMR, AMI, Remote Disconnect Meters, Communications



Acoustic Fixed Leak Detection & Pipe Condition Assessment

Pressure Monitoring & Control

Water Quality Monitoring

Sentryx™

Infrastructure Monitoring Software



(1) Bluefield Research 2019, Water Industry 4.0 Focus Report. Estimated CAGR of 6.5% for North American Digital Water Market between 2019 and 2030.

MUELLER Mueller Water Products 13

Modernizing Manufacturing Facilities

- Major projects driving capital spending above historical levels to deliver above-market sales growth by broadening our product capabilities and expand gross margins as we modernize facilities, equipment and processes
- In addition to operational efficiencies, modernization efforts will improve our environmental impact as we look to continue to lower the use of resources and manufacturing waste
- Three transformational projects are forecasted to account for approximately $130 million of capital spending and expected to drive approximately $30 million of incremental gross profit in 2023 through combination of efficiencies and sales growth, based on current timelines
- Expect capital expenditures as a % of consolidated net sales to decrease to less than 4% in fiscal 2023



Capital Expenditures*
($ in millions)
Capital Expenditures
% of Consolidated Net Sales
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.4%
$27
3.9%
$32
4.9%
$41
6.1%
$56
8.9%
$87
≈8% - 9%
$80 - $90
FY15
FY16
FY17
FY18
FY19
FY20**
Capital expenditures as a % of consolidated net sales averaged 4.1% between FY15 and FY17

Three Large Projects

Project	Location	Expected Completion(1)
Large Casting Foundry	Chattanooga, TN	2020
Brass Foundry	Decatur, IL	2022
Specialty Valve Manufacturing	Kimball, TN	2023

(1) Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products

* Consolidated capital expenditures includes Infrastructure, Technologies and Corporate segments. Periods prior to FY18 exclude Anvil.

** FY20 capital expenditures and % of consolidated net sales represent midpoint of FY20 annual guidance ranges provided with Q1FY20 earnings release on February 4, 2020.

MUELLER Mueller Water Products 14

Chattanooga Large Casting Foundry (LCF) • Large casting foundry expansion adjacent to Chattanooga foundry is first of three major capital projects to be completed • Anticipate LCF will begin producing product with our own castings by the end of the second quarter of this year • Benefits from expansion of domestic manufacturing capabilities for large valves include decrease in time to develop new tooling and shorter turn around times for our customers − Introduction of additive manufacturing technologies to our foundries includes one of the largest 3D printers in the world Software: 3D Model Creation, Large Scale Additive Manufacturing (LSAM) – One In House Pattern- Casting Simulation, Rigging of the largest 3D printers in the world making Design 15

Large Valve Opportunity • Historically, Mueller’s focus has been on small valves, which are less than 12 inches, as they are used much more frequently for water distribution • Increased population density and urbanization are driving a greater need for large valve sizes • Although today the market for large gate valves in North America is less Small Gate Valve than 30% of the gate valve market, we expect large gate valves to grow faster than small valves • LCF investment will: − Add additional flexibility and capabilities for new product development and help us provide a broader range of products to our customers − Help with product efficiencies through insourcing and provides more products which will satisfy our customers' specifications for American Iron and Steel (AIS) and “Made in America” with less reliance on sourcing valve bodies from China • As with any large product, we expect there to be a ramp-up this year and anticipate that we will ultimately recognize the benefit of this project in Large Gate Valve fiscal 2021 16

Financial Performance

History of Strong Financial Performance

- Over last three years (FY16 to FY19), delivered 6.5% net sales CAGR with 8.3% adjusted EBITDA CAGR
- FY20 annual guidance for consolidated net sales and adjusted EBITDA growth expected to be at the high end of the ranges provided with Q1FY20 earnings
- Adjusted EBITDA growth driven by higher pricing, increased shipment volumes and the contribution from Krausz in Q1FY20 (implies 33% adjusted EBITDA conversion margin and 60 bps. improvement in adjusted EBITDA margin)



Consolidated Net Sales
($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$801
$826
$916
$968
$1,016
+6.5% CAGR (FY16-FY19)
+5% FY20*
FY16
FY17
FY18
FY19
FY20*



Consolidated Adjusted EBITDA (1) and Adjusted EBITDA Margin
($ in millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
19.5%
19.8%
19.7%
20.5%
21.1%
$156
$164
$180
$198
$214
+8.3% CAGR (FY16-FY19)
+8% FY20*
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY16
FY17
FY18
FY19
FY20*

NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

* FY20 annual guidance provided with Q1FY20 earnings release on February 4, 2020 with consolidated net sales and adjusted EBITDA growth at high end of ranges provided with Q1FY20 and Q4FY19 earnings.

(1) Adjusted EBITDA excludes other charges of $23.8 million in FY2016, $21.2 million in FY2017, $19.7 million in FY2018 and $43.4 million in FY2019.

MUELLER Mueller Water Products 18

Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1 billion since March 31, 2006 and $650 million since September 30, 2008 • Capital structure and net leverage position provide flexibility to support acquisitions and shareholders • Total debt of $446.4 million and cash and cash equivalents of $136.8 million, after $22.2 million payment for Walter Tax settlement in Q1 FY20, leading to net debt leverage of 1.5x at December 31, 2019 • $122 million of excess availability under the ABL at December 31, 2019 Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $541 $600 $489 $484 $481 $445 $446 $446 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 Q1FY20 19

Balanced and Disciplined Capital Allocation • Strategic investments largest use of cash including Cash Allocation since December 31, 2016 capital investments to modernize our manufacturing END MARKETS* operations and enhance the technological fundamentals in our business, and acquisitions to $185M to Shareholders - $90M dividends expand product portfolio and leverage existing - $95M share repurchases relationships and capabilities − Prioritizing capital investments over next two to three Shareholders years and anticipate capital expenditures as a % of net 30% sales returning to less than 4% in FY2023 • Returned $185 million of cash to shareholders Strategic Strengthen Investments1 Balance through quarterly dividends and share repurchases 2 58% Sheet − Increased quarterly dividend four times in last four years 12% − Repurchased $95 million worth of shares since January 2017 with $150 million available in share repurchase program $367M to Strategic Investments - $194M capital expenditures • Repayment of debt and pension plan investments - $173M acquisitions smallest use of cash since December 31, 2016 and (1) Includes consolidated capital expenditures and cash paid for acquisition of Krausz Industries and Singer (excludes are expected to continue to be smallest use of cash proceeds from sales of assets) (2) Includes debt retirement and pension plan payments ($35 million pension payment in Q4FY17 and $2 million to exit based on current priorities Canadian and multiemployer plans), and excludes $22.2 million payment for Walter Tax Settlement 20

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing facilities, equipment and TO DELIVER MARGIN EXPANSION processes to drive margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 21

Questions

Supplemental Data

Q1 2020 Consolidated Financial Highlights • Net sales increased 10.3% to $212.6 million driven by the First Quarter 2020 2019 acquisition of Krausz, as well as higher pricing and increased shipment volumes at Infrastructure Net sales $ 212.6 $ 192.8 • Gross profit increased 20.8% to $72.6 million, with a gross margin of 34.1% of net sales with a 290 basis point Gross profit $ 72.6 $ 60.1 improvement in gross margin primarily due to higher pricing, Gross margin 34.1% 31.2% product mix and the addition of Krausz, which was partially offset by higher costs associated with tariffs and inflation Adj. operating income $ 22.7 $ 19.1 and approximately $0.5 million of start-up costs associated with large casting foundry expansion in Chattanooga Adj. operating margin 10.7% 9.9% • Adjusted operating income increased 18.8% to $22.7 Adj. EBITDA $ 37.4 $ 31.3 million driven by increases at both Infrastructure and Technologies were partially offset by higher corporate SG&A Adj. EBITDA margin 17.6% 16.2% expenses Adj. net income per share $ 0.08 $ 0.07 • Adjusted EBITDA increased 19.5% to $37.4 million, and adjusted EBITDA margin improved 140 bps. to 17.6% in the $ in millions except per share amounts first quarter 1Q20 results exclude strategic reorganization and other charges of $2.4 million, $0.2 million of interest associated with the Walter Energy Accrual and tax benefits of $0.6 million • Increased adjusted net income per diluted share to $0.08 1Q19 results exclude the Walter Energy Accrual of $37.4 million, strategic reorganization and other compared with $0.07 in the prior year charges of $3.2 million, and tax benefits of $8.0 million 24

Full-Year 2020 Outlook* Expectations for full-year 2020, which reflect the current business environment and outlook, are as follows: • Municipal spending growing in the low-single digit range, residential construction growing in the low-single digit range and natural gas distribution growing in the low to mid-single digit range • Consolidated net sales growth at the high end of the 3% to 5% range previously provided, driven by higher pricing, increased shipment volumes and the contribution from Krausz in the first quarter • Growth in adjusted EBITDA at the high end of the 4% to 8% range previously provided (as compared with $198.2 million of adjusted EBITDA in 2019), based on the current outlook for net sales growth, product mix and inflation • Total SG&A expenses at approximately 20% of consolidated net sales • Net interest expense between $24 million and $25 million • Effective income tax rate between 24% and 26% • Depreciation and amortization between $60 million and $62 million • Capital expenditures between $80 million and $90 million * Full-Year 2020 outlook provided with Q1FY20 earnings release on February 4, 2020. 25

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended December 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 192.8 $ 19.8 $ — $ 212.6 Gross profit $ 68.2 $ 4.4 $ — $ 72.6 Selling, general and administrative expenses 32.5 6.4 11.0 49.9 Strategic reorganization and other charges — — 2.4 2.4 Operating income (loss) (1) $ 35.7 $ (2.0) $ (13.4) $ 20.3 Operating margin 18.5% (10.1)% 9.5% Capital expenditures $ 14.5 $ 0.6 $ 0.1 $ 15.2 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 10.3 Strategic reorganization and other charges 2.4 Walter Energy Accrual 0.2 Income tax benefit of adjusting items (0.6) Adjusted net income $ 12.3 Weighted average diluted shares outstanding 158.7 Adjusted net income per diluted share $ 0.08 (1) We do not allocate interest or income taxes to our segments. 26

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended December 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 10.3 Income tax expense (1) 3.1 Interest expense, net (1) 7.4 Walter Energy Accrual 0.2 Pension benefit other than service (0.7) Operating income (loss) $ 35.7 $ (2.0) $ (13.4) 20.3 Strategic reorganization and other charges — — 2.4 2.4 Adjusted operating income (loss) 35.7 (2.0) (11.0) 22.7 Pension benefit other than service — — 0.7 0.7 Depreciation and amortization 12.0 2.0 — 14.0 Adjusted EBITDA $ 47.7 $ — $ (10.3) $ 37.4 Adjusted operating margin 18.5% (10.1)% 10.7% Adjusted EBITDA margin 24.7% —% 17.6% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 445.5 Total debt 446.4 Less cash and cash equivalents 136.8 Net debt $ 309.6 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.5x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (12.4) Less capital expenditures (15.2) Free cash flow $ (27.6) (1) We do not allocate interest or income taxes to our segments. 27

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended December 31, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 172.0 $ 20.8 $ — $ 192.8 Gross profit $ 56.8 $ 3.3 $ — $ 60.1 Selling, general and administrative expenses 25.9 7.0 8.1 41.0 Strategic reorganization and other charges — — 3.2 3.2 Operating income (loss) (1) $ 30.9 $ (3.7) $ (11.3) $ 15.9 Operating margin 18.0% (17.8)% 8.2% Capital expenditures $ 14.8 $ 1.1 $ — $ 15.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net loss $ (21.0) Walter Energy Accrual 37.4 Strategic reorganization and other charges 3.2 Transition tax benefit (0.6) Discrete tax benefit of Walter Energy Accrual (7.7) Income tax benefit of adjusting items 0.3 Adjusted net income $ 11.6 Weighted average diluted shares outstanding 158.8 Adjusted net income per diluted share $ 0.07 (1) We do not allocate interest or income taxes to our segments. 28

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended December 31, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net loss $ (21.0) Income tax expense (1) (5.9) Interest expense, net (1) 5.5 Walter Energy Accrual 37.4 Pension costs other than service (0.1) Operating income (loss) $ 30.9 $ (3.7) $ (11.3) 15.9 Strategic reorganization and other charges — — 3.2 3.2 Adjusted operating income (loss) 30.9 (3.7) (8.1) 19.1 Pension costs other than service — — 0.1 0.1 Depreciation and amortization 10.1 2.0 — 12.1 Adjusted EBITDA $ 41.0 $ (1.7) $ (8.0) $ 31.3 Adjusted operating margin 18.0% (17.8)% 9.9% Adjusted EBITDA margin 23.8% (8.2)% 16.2% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.8 Long-term debt 444.8 Total debt 445.6 Less cash and cash equivalents 198.8 Net debt $ 246.8 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.3x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 9.9 Less capital expenditures (15.9) Free cash flow $ (6.0) (1) We do not allocate interest or income taxes to our segments. 29

Where Intelligence Meets Infrastructure®